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                                                                      Exhibit 23



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Three-Five Systems, Inc. and subsidiaries' previously filed Registration Statement File Numbers 333-49274, 333-87875, 33-88706, 333-57933, 33-77600, 33-76090, 33-36968, 333-32795,
333-50689, and 333-59234.



Phoenix, Arizona                                    /s/ ARTHUR ANDERSEN LLP
March 14, 2002